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                                                                  EXHIBIT 10.96


                                     LEASE

     This Lease is made and entered into as of the 18 day of September 1996, by and between TRANSCO SYNDICATE #1 LTD, an Illinois corporation, hereinafter referred to as "Landlord," and CHANNEL ISLANDS YMCA, a not-for-profit corporation, hereinafter referred to as "Tenant." For and in consideration of the rental and of the covenants and agreements, hereinafter set forth to be kept and performed by the Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises herein described for the term, at the rental and subject to and upon all of the terms, covenants and agreements hereinafter set forth.

     1. DESCRIPTION OF PREMISES:

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon the terms and conditions herein set forth, 6,012 square feet of the easterly ground floor of the commercial building known as 2028 Village Lane, City of Solvang, County of Santa Barbara, State of California (hereinafter "the Premises"). Tenant's Premises of Landlord's building is outlined on a floor plan of the Premises which is attached hereto as Exhibit "A" and incorporated herein.

     2. TERM:

     The term of this Lease shall be for twenty four (24) full calendar months, commencing on November 1, 1996, and herein called the "term". As used in this Lease, the term "Lease Term" shall mean the term of this Lease as specified in this paragraph and any extensions thereof. Tenant shall have access to the Premises, without charge of rent, to install equipment and complete modifications approved by Landlord, commencing on October 1, 1996.

     3. RENT:

     Tenant agrees to pay to Landlord as rent in lawful money of the United States without deduction or offset at such place or places as may be designated from time to time by the Landlord the following:

     A. Rent. Lessee agrees to pay Lessor at rent without abatement, offset or deduction, the sum of Four Thousand Five Hundred Nine Dollars ($4,509.) in advance, beginning on November 1, 1996, and Four Thousand Five Hundred Nine Dollars ($4,509.) on the first day of each and every succeeding calendar month through the first twelve (12) months of one Lease Term. Beginning with the thirteenth (13th) month of the Lease Term and continuing through the twenty fourth (24th) month of the Lease Term, Lessee agrees to pay Lessor as rent without abatement, offset of deduction the sum of



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Four Thousand Eight Hundred Nine and Sixty Cents ($4,809.60) in advance, beginning on the first day of said thirteenth (13th) month and continuing at such rate on the first day of each of each and every succeeding calendar month through the twenty fourth (24th) month of the Lease Term. Rent for any fractional month at the beginning or end of the term shall be prorated on the basis of a thirty-day month.

     (i) A service charge equal to ten percent (10%) of the total outstanding balance will be added to all accounts for which any payment required by Tenant to pay under this Lease has not been received in Landlord's accounting office on or before the tenth (10th) of the month.

     4. OPTION TO EXTEND - RENEWAL TERM:

     Provided Tenant is not in default under the terms of this Lease, and provided Landlord nor one of its related affiliates desires to retake, occupy and use the Premises for their own occupancy and use (which shall be determined in Landlord's sole discretion and upon written notice given to Tenant on or before May 1, 1998). Tenant shall have the option to renew this Lease for three
(3) additional periods of twelve (12) months each upon the same terms and conditions as provided herein and upon giving written notice of exercise of its option to renew at least sixty (60) days prior to the end of the original Lease Term. The fixed rent for each such twelve (12) month renewal Lease Term shall be increased in the amount of five cents ($.05) per square foot (being a $300.60 per month increase), which shall then be added to the ending monthly rental sum of the expiring Lease Term.

     A. As used herein, the term "related affiliate(s)" shall mean any entity, company, corporation, or business under at least twenty percent (20%) common control or ownership by the same person, corporation, partnership, or entity as controlling Lordlord (including multi-tier control).

     5. SECURITY DEPOSIT:

     Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord as a security deposit the sum of ($1,000.). Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provisions of this Lease, including but not limited to this provision relating to the payment of rent, Landlord, may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any amount due and payable under this Lease, for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to restore the security deposit shall be a material breach of this Lease. Landlord shall not be

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required to keep the security deposit separate from its general funds, and
Tenant shall not be entitled to interest on such deposit. Provided that Tenant is not in default hereunder, upon the expiration of the Lease term and after Tenant has vacated the Premises, Landlord shall return the security deposit, less any sums Landlord is entitled to keep, to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting therefor.

     6. TAXES:

     A. Personal Property Taxes. Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property are assessed and taxed with Landlord's real property, then Tenant shall pay to Landlord its share of such taxes, as additional rent, in accordance with the provisions of Paragraph 3. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive. Tenant shall comply with the provisions of any law, ordinance or rule of taxing authorities which requires Tenant to file a report of Tenant's property located in the Premises.

     B. Real Property Taxes. Landlord shall be responsible for all real property taxes (as hereinafter defined) levied or assessed against the Premises during the term of this Lease.

     For the purpose of this Lease, "real property taxes" means and includes without limitation all taxes, assessments (including, but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas, taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value of the Premises, environmental surcharges, and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease term, shall be applicable to, assessed, levied or imposed upon the Premises or Unit or become due and payable and a lien or charge upon the Premises or Unit or any part thereof, under or by virtue of any present or future laws, statutes, ordinances, regulations, or other requirements of any governmental authority whatsoever.
The term "environmental surcharges" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, the Federal Environmental Protection Agency, the Federal Clean Air Act, or any regulations promulgated thereunder or any other local, state of federal governmental agency or entity now or hereafter vested with



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the power to impose taxes, assessments or other types of surcharges as a means of controlling or abating environmental pollution or the use of energy. The term "real property taxes" shall not include any federal, state or local income, estate or inheritance tax imposed on Tenant.

     7. USE OF PREMISES:

     A. Use. The Premises shall be used and occupied by Tenant solely for the use of YMCA business offices and for YMCA activities, and for no other purpose without the prior written consent of Landlord. Tenant covenants and agrees that it will continuously and uninterruptedly, from and after taking possession of the Premises, operate and conduct on the Premises only those uses which it is permitted to operate under the provisions of this Lease.

     B. Suitability. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty with respect to the Premises or the building or the real property or with respect to the suitability of the same Tenant's uses, including without limitation any representation concerning the number or identity of other tenants or prospective tenants in the building, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and building were at such time in good order, condition and repair and that Landlord's work with respect to the Premises has been completed.

     C. Prohibited Uses; Compliance with Laws.

     (i) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything which will in any way increase the existing rate of or otherwise affect any fire or other insurance covering the Premises or the building, or any of its contents, whether the insurance is maintained by Landlord, Tenant or other tenants, or cause a cancellation of any such insurance policy. Tenant shall not sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form of fire insurance policy. In the event any costs of any such insurance are increased as a result of Tenant's failure to comply with the provisions of this Lease, Tenant shall pay to Landlord, as additional rent, said increased costs, plus interest from the date of expenditure, at the highest rate then permitted under California law, within ten (10) days after Landlord gives Tenant written notice of said increase.

     (ii) Tenant shall not (a) do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of this building or annoy them; (b) use or allow the use of the Premises for any unlawful or objectionable purpose; (c) cause, maintain or permit any nuisance in, or about the Premises or the building; (d) commit or suffer to be committed any waste in or upon the Premises; (e) place or operate, or permit to be placed or operated, electronic games or amusement devices on the Premises or (f) perform or carry

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on any practice which may cause damage or deface the Premises or any part of the building.

     (iii) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all permit and licensing ordinances and regulations applicable to Tenant's use of the Premises and with all other laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any fire rating bureau or other similar body relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.

     (iv) In the event Tenant is unable to obtain the appropriate licenses, permits, zoning variances, or any other governmental approvals to utilize the property for its intended uses under this Lease, Tenant, at its option, may immediately terminate this Lease without penalty.


     8. UTILLTIES:

     A. Monthly Charge. Tenant agrees to pay Landlord as additional rent for all gas, electricity, water, and normal trash removal supplied to the Premises by Landlord the sum of thirty-two cents ($.32) per square foot per month (being $1,923.84 per month) under the same terms and conditions set forth in Paragraph
3. for the basic rent. Tenant shall pay prior to delinquency, all charges (including all taxes thereon) for telephone and janitorial services and any other utilities not specifically otherwise provided for herein, materials, and services supplied to the Premises during the Lease Term and shall hold Landlord harmless from any liability therefrom. Landlord shall not be liable for any damages which may result from any failure or interruption of any utility service being furnished to the Premises unless such failure is caused by Landlord, and no such failure or interruption shall entitle Tenant to terminate this Lease or to any abatement of rent.

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     B. Provision for Cost of Living Utility Increase. The minimum monthly charge of thirty-two (.32) cents per square foot per month for certain utilities supplied to the Premises as provided for by Subparagraph A of this Paragraph 8 shall be adjusted annually commencing the first month of the second year of the Lease Term hereof, and annually thereafter each year Tenant occupies the Premises: Prior to the applicable adjustment date, the parties shall ascertain from the official Consumers' Price Index (All Items) for all urban consumers (1982-84 = 100 Base) as published by the Bureau of Labor Statistics, United States Department of Labor for the Los Angeles-Long Beach-Anaheim area (the "Index"). The Index figure for the month of the commencement day shall be the Initial Base Period Index. The minimum monthly utility charge payable by Tenant commencing on said adjustment date shall be determined by multiplying the initial minimum monthly utility charge of $1,923.84 set forth in Paragraph 8.A. above by a fraction, the numerator of which shall be the Index figure for the month of the adjustment date as hereinabove provided and the denominator of which shall be the Initial Base Period Index. The monthly minimum utility charge as established in Paragraph 8.A above shall be adjusted accordingly.

     If the Index shall no longer be published, then appropriate reference figures for the Base Period and the Comparison Period shall be derived from any successor or comparable index mutually agreed by the parties to be authoritative, and if the parties are unable to agree, then the substituted Index shall be selected by the then presiding Judge of the Superior Court for the County of Santa Barbara, California, upon the application of either party. In any event, the base used by any new Index or as revised on the existing Index base shall be reconciled to the 1982-84 Index.

     9.  COMMON AREA OPERATION:

     A. Common Area Definition and Use. The term "common area" as used herein shall mean all areas and facilities in the building and on the real property, including, without limitation, driveways, sidewalks, landscaped areas, and service areas. Landlord hereby grants to Tenant, its subtenants, licensees, invitees, customers and employees, the nonexclusive right to use the common area in common with Landlord, other tenants and their respective subtenants, licensees, invitees, customers, and employees, subject to the provisions of this Lease and to such rules and regulations pertaining to the use of the common area as Landlord shall make from time to time. Landlord expressly reserves the right to alter any part of the common area at its sole discretion.

     B. Maintenance. Landlord shall operate, manage and maintain the common area in a reasonably commercial condition. The manner in which the common area shall be maintained and the expenditures thereof shall be at the sole discretion of Landlord.

     C. Parking Areas. Tenant shall have 21 parking spaces located on Landlord's real property as set forth in Exhibit "B" attached hereto and made a


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part hereof. Such designated parking spaces shall be the sole parking spaces on
Landlord's real property to be used by Tenant, its officers, directors, employees, members, invitees, and guests. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the use of the parking areas as Landlord may deem appropriate for the best interest of the tenants of the building. Landlord shall have the right to temporarily close all or any portion of the parking area for purposes of normal maintenance and repairs. The parking area shall not be used for any purpose other than the parking of motor vehicles during business hours and the ingress and egress of pedestrians and motor vehicles. No overnight parking use of vehicles shall be made by Tenant except for official YMCA owned vehicles.

     10. MAINTENANCE AND REPAIRS:

     A. Landlord's Obligations. Subject to the provisions of Paragraph 16, Landlord, at its sole cost and expense, shall maintain, in a good state of repair, the surface and structural parts of the roof, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plate glass and show cases), all sewer, water, electric, gas lines and other utility lines of any nature which lie under, within the walls, in the ceiling, or on the roof of the Premises (excluding any such lines which have been installed by Tenant), and foundations of the Premises and building, provided however that in the event any maintenance and repairs are made necessary by the wrongful act or omission of Tenant or its employees, agents, members or invitees, Tenant shall pay to Landlord within ten (10) days after written demand, as additional rent, the actual cost of such maintenance and repairs plus interest from the date of expenditure at the highest rate then permitted under California law. Landlord shall have no obligation to make repairs under this Paragraph until a reasonable time after Tenant has notified Landlord in writing of the need for such repair and maintenance.

     B. Tenant's Obligations. Except as otherwise provided in this Lease, Tenant, at Tenant's sole cost and expense, shall maintain the Premises and appurtenances and every part thereof (excepting only those items which Landlord is specifically obligated to maintain or repair pursuant to Paragraphs 9.A and 10.A) in good order, condition and repair including without limitation, all interior walls, partitions and floors, floor coverings, interior surfaces of the ceilings, doors, windows, plate glass, show cases, all electrical, plumbing and lighting systems and equipment, including all heating, refrigeration and evaporative cooling equipment, and any fixtures, signs and equipment installed by or at the expense of Tenant.

     Tenant shall maintain and repair the heating, ventilation and air conditioning systems and equipment that service the Premises, but shall coordinate any such maintenance and repair with Landlord (with ultimate control thereof being within Landlord's sole discretion).

     Should Tenant fail to make repairs required by Tenant hereunder within five (5) days after notice is given by Landlord, Landlord, in addition to all other remedies

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available hereunder or by law and without waiving any alternative remedies, may make the repairs, and in that event, Tenant shall reimburse Landlord, as additional rent, for the cost of such maintenance or repairs, plus interest at the highest rate then permitted by California law, within ten (10) days after written demand by Landlord.

     11. ALTERATIONS:

     A. Alterations by Tenant. Tenant shall not make, or suffer to be made, any alterations, improvements or additions (collectively "alterations"), in, on, about or to the Premises or any part thereof, without the prior written consent of Landlord and without a valid building permit issued by the appropriate governmental authority. As a condition to giving such consent, Landlord may impose such requirements as Landlord in its sole discretion deems necessary, including without limitation requirements that (i) Tenant agree to remove any such alterations at the termination of this Lease' and to restore the Premises to their prior condition; and (ii) Tenant secure a completion and lien indemnity bond satisfactory to Landlord for said work; and (iii) Landlord may approve the contractor for such alterations and limit the times during which the alteration work may be done. Unless Landlord requires that Tenant remove any such alteration, the alteration, except movable furniture and trade fixture not affixed to the Premises, shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises at the termination of this Lease. By execution of this Lease, Landlord hereby approves those building alteration plans proposed by Evan Jones dated 9-17, 1996.

     Tenant shall not permit any mechanic's or materialmen's liens to be placed on the Premises and shall indemnify, defend and hold Landlord harmless against any liens, claims, demands, encumbrances or judgments relating to any labor or services performed or materials furnished for such alternations to the Premises.

     Tenant shall also give Landlord written notice five (5) days prior to commencement of services or receipt of material for such alterations and shall permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirement of California Civil Code Section 3095 or any amendment thereof.

     B. Tenant's Personal Property. Tenant shall install in the Premises such trade fixtures, signs and equipment as Tenant deems desirable. All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned or installed by Tenant in or on the Premises shall be and remain the property of Tenant, and may be removed by Tenant at any time during the Lease term provided Tenant is not in default hereunder, and provided further that Tenant shall repair damage caused by such installation, use or removal. If Tenant fails to remove all of its effects from the Premises upon termination of this Lease, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. Tenant agrees to pay Landlord within ten (10) days after written demand, as additional rent, any and all expenses incurred in such removal, including court costs and attorney's fees and storage charges on such effects for

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any length of time that the same shall be in Landlord's possession, plus interest from the date of expenditure at the highest rate then permitted by California law. Landlord may, at its option and without notice, sell any or all of said effects, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale to (i) any amount due under this Lease from Tenant to Landlord and (ii) the expense incident to the removal and sale of said effects.

     12. LANDLORD'S ENTRY:

     Tenant shall allow Landlord or Landlord's agents, representatives, employees or contractors, to enter upon the Premises at reasonable times to inspect the Premises, to perform required maintenance and repair, to make such additions or alterations to the Premises as Landlord deems necessary or desirable, and to show the Premises to prospective purchasers or tenants and post "for sale" and "for lease" signs. Landlord may, in connection with any such alterations, additions, or repairs, erect scaffolding, post relevant notices, and place movable equipment without any obligation to reduce Tenant's rent for the Premises during such period, provided that Tenant's entrance to the Premises shall not be blocked thereby and that the authorized uses of the Premises by Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's authorized uses of the Premises by, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency in order to obtain entry to the Premises, and any entry to the Premises by Landlord shall not under any circumstances to construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

     13. LIENS:

     Tenant shall keep the Premises and the building free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any claims, liens, attachments, encumbrances and litigation arising out of any work performed or materials furnished by or at the direction of Tenant relating to the Premises. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien or filing of a bond in favor of any lien claimant. All such claims paid by Landlord and all expenses incurred by it in connection therewith, including attorney's fees and costs, shall be payable to Landlord by Tenant as additional rent, with ten (10) days after written demand, with interest from the date of expenditures at the highest rate then permitted by California law. Landlord shall have the right at all times to post and keep posted on the Premises any notices of nonresponsibility or other.


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notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises from mechanics' and materialmen's liens.

     14. INDEMNITY:

     Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims (i) arising out of Tenant's use of the Premises or the common area or the conduct of its business; or (ii) arising out of any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or the common area, (iii) arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease; (iv) arising from any act or negligence of Tenant, or any of its officers, directors, members, invitees, agents, contractors, or employees; or
(v) arising out of Tenant's sharing the Premises with any other tenants, sublessee or partners. Tenant shall further indemnify and hold Landlord harmless from and against any and all costs, attorneys' fees, expenses and liabilities incurred in connection with such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant shall not be liable for damage or injury occasioned by the sole negligence or willful misconduct of Landlord and its designated agents or employees, unless the same are covered by insurance Tenant is required to provide.

     15. INSURANCE:

     A. Liability Insurance. Tenant shall, at Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain throughout the Lease term comprehensive public liability insurance against claims for personal injury, death or property damage occurring in or about the Premises, including, without limitation, sidewalks directly adjacent to the Premises and such other areas as Tenant, its officers, directors, members, agents, employees, contractors, and invitees shall have the right to use pursuant to this Lease. Such insurance shall have combined single limit of not less than $1,000,000 for liability coverage and $50,000 for property damage coverage and shall name Landlord (and such other persons or entities as Landlord may designate) as an additional insured. Such insurance shall also insure performance of the indemnity agreement contained in Paragraph 14. of this Lease. Such liability insurance shall be primary and not contributing to any insurance available to Landlord, and Landlord's insurance (if any) shall be in excess thereto.

     B. Fire and Extended Coverage: Landlord shall maintain during the Lease term, fire, extended coverage, special extended insurance, including vandalism and malicious mischief coverage, earthquake and "difference in conditions" insurance, in an amount equal to the full replacement cost of the building, exclusive of Tenant's fixtures, furnishings, equipment and other personal property. Tenant shall have no interest in or any right to the proceeds of any insurance procured by Landlord on the building, the Premises or real property.

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     C.  Form Policies. The policies required by Paragraph 15.A shall be in a form reasonably satisfactory to Landlord, with an A.M. Best "A" rated or better insurer and a certificate as to such insurance shall be delivered to Landlord. Tenant shall have the right to provide the insurance coverage that it is obligated to provide in a blanket policy, provided such blanket policy expressly affords coverage to the Premises and to Tenant and Landlord as required by this Lease. Tenant shall obtain a written obligation on the part of any insurance company providing such insurance to notify Landlord in writing of any delinquency in premium payments and, at least ten (10) days prior thereto, of any cancellation of any such policy. Tenant agrees that if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take out the necessary insurance and pay the premiums therefor, and Tenant shall repay to Landlord, as additional rent and within ten (10) days after written demand, the amount so paid plus interest from the date of expenditure at the highest rate then permitted by California law.

     D. Waiver of Subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage.

     E. Plate Glass Insurance. Tenant, at its sole cost, shall be responsible for the maintenance, repair, and replacement of all plate glass in or enclosing the Premises and shall procure insurance on such plate glass.

     16.  EMINENT DOMAIN:

     In the event the leased Premises or any part thereof be appropriated or taken under the power of eminent domain, this Lease shall terminate as to the part taken as of the date of taking actual possession thereof. Any award shall be paid and belong to Landlord except any award for the taking of or damage to the fixtures and equipment of Tenant. Landlord shall be entitled to the entire award for the real property, including Tenant's leasehold interest therein. Tenant shall be entitled to any award to which it is otherwise entitled which shall not reduce the award to Landlord.

     In the event the portion of the leased Premises remaining after such taking is not reasonably adequate for the operation of the business of Tenant, Tenant may, at its option, terminate this Lease as of the date of the taking of actual possession by the condemning authority by giving written notice thereof to Landlord with ten (10) days after such taking of possession. In the event Tenant may not or does not terminate this Lease as hereinbefore provided, then the minimum rent payable under the terms of this Lease shall be reduced from and after the date of taking of possession in the proportion that the floor area taken bears to the floor area of the leased Premises immediately prior to such taking.

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



     17. ASSIGNMENT AND SUBLETTING:

     Landlord's Consent Required. Tenant shall not assign all or any part of its interest in this Lease, sublet all or any part of the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party (any and all such acts being collectively referred to herein as a "transfer") without the prior written consent of Landlord, and attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease. Landlord shall not unreasonably withhold its consent to a transfer provided that the provisions of this Paragraph 17 are met.

     18.  DEFAULT. REMEDIES:

     A. Events of Default. The occurrence of any of the following events ("Event of Defaults") shall constitute a material default and breach of this Lease by Tenant:

          (i) Any failure by Tenant to pay the rent, additional rent, or any other monetary sums required to be paid hereunder within ten (10) days after the same shall have become due;

          (ii)  The abandonment or vacation of the Premises by Tenant;

          (iii) A failure by Tenant to observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said ten (10) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

     B. Remedies. Should Tenant at any time be in default hereunder with respect to any rental payments or other charges payable to Landlord hereunder or should Tenant be in default in the performance of any other of its promises, covenants or agreements herein contained and should such default continue for three (3) days after written notice thereof from Landlord to Tenant specifying the particulars of such default, or should Tenant vacate or abandon the demised Premises, then in any of such events and in addition to any or all other rights or remedies of Landlord hereunder and/or by the law provided at the option of Landlord, Landlord may declare the term hereof ended and reenter the demised Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder.

     Nothing herein shall affect the rights of the parties under statutory provisions, Section 1951.2 ofthe California Civil Code is incorporated herein by reference and as may be amended from time to time, relating to actions for unlawful detainer, forcible entry, and forcible detainer; provided, however, after Landlord obtains possession of the property under a judgment for restitution or forfeiture of Tenant's interest, Landlord will no longer be entitled to treat this Lease as continuing in effect unless Tenant obtains relief from the forfeiture or a restitution to its former state under the statutory provisions applicable. The bringing of any action described in this subparagraph shall not affect Landlord's right to bring a separate action for relief on termination, for liquidated damages, or in equity; but Landlord shall recover no damages in the subsequent action for any detriment for which a claim for damages was made and determined on the merits in the action.

     In the event of any entry or taking possession of the demised Premises by Landlord under this Paragraph 18, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof.

     The remedies given to Landlord herein shall be cumulative and in addition and supplemental to all other rights or remedies which Landlord may have under the laws then in force.

     19. ATTORNEY'S FEES; COSTS OF SUIT:

     If either Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay to the successful party a reasonable sum for attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgement. Should Landlord, without fault on Landlord's part, be made a party of any litigation concerning this Lease, Tenant shall indemnify, defend and hold Landlord harmless from all liability or claims of liability, including damages, costs and reasonable attorney's fees, incurred by Landlord in connection with such litigation.

     20. SURRENDER OF PREMISES:

     On expiration of the Lease term, or on sooner termination of the Lease, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, and shall remove from the Premises all of tenant's personal property and trade fixtures and such alterations, additions and improvements as Landlord has indicated to Tenant must be removed or restored, as the case may be. If the Premises are not so surrendered, Tenant shall indemnify, defend and hold Landlord harmless from and against loss or liability resulting from Tenant's delay, including without limitation any claims made by any succeeding Tenant or losses to Landlord for lost rental opportunities. Termination of this Lease shall not release Tenant from the payment of any obligation or sum that accrued prior to said termination. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     21.  SIGNS; USE OF BUILDING NAME:

          A. Exterior Signs. Tenant shall not inscribe, paint, affix, place or permit to be placed any new projecting sign, marquee, awning, advertisement, sign, notice of placard on the exterior or roof of the Premises or upon or about the entrance doors, windows, sidewalk or areas adjacent to the Premises without Landlord's prior written consent, except that Tenant shall be allowed to place on the exterior of the Premises a new sign which has been approved by the City of Solvang or allowed by the sign ordinance of the City of Solvang, provided, however, the location of such sign shall be mutually agreed upon between Landlord and Tenant. Landlord reserves the right, in Landlold's sole discretion, to place and locate on the roof, exterior sidewalls and rear wall of the Premises or any portion of the building which is not leased to Tenant, such notices, signs, marquees and advertisements as Landlord may deem appropriate in the operation of Landlord's affairs. Landlord shall fully cooperate with Tenant and/or any appropriate governmental authorities in securing necessary and reasonable signage for Tenant's use of the Premises and Landlord shall not arbitrarily, unreasonably or untimely withhold consent to signage consistent with Tenant's needs and Landlord's development of the land.

     22. RIGHTS RESERVED BY LANDLORD:

     In addition and without limiting all other rights granted hereunder, Landlord specifically reserves the right from time to time (i) to make changes to, eliminate or add to the building, the common area and other improvements located in or about the Premises, and (ii) to effect any other tenancies in the building and grant anyone the exclusive right to conduct any particular business or enterprise, other than Tenant's business as of the commencement date, in the building or on the real property, except that no removal of Tenant's designated parking spaces shall be allowed.

     23. GENERAL PROVISIONS:

         A.   Captions; Exhibits, Defined Terms.

              (i) The captions of the sections and paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any questions of interpretation or construction of any section of this Lease.

              (ii) Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

             (iii) The words "Landlord" as "Tenants" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine and feminine gender include the neuter. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or of the tenant's interest in a ground lease covering the Premises.

     B. Entire Agreement. This instrument, along with any exhibits and attachments hereto, constitutes the entire agreement between Landlord and Tenant relative to the Premises and their agreement to lease the Premises, and this Lease, the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

     C. Sevarability. If any term or provision of this Lease is, to any extent, determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law; provided, however, that if Tenant's obligation to pay the rent (or other sums required to be paid by Tenant hereunder) is determined to be invalid or unenforceable, then this Lease at the option of Landlord shall terminate.

     D. Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

     E. Binding Effect; Choice of Law. The parties hereto agree that all provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Paragraph 16, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that the obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership. This Lease shall be governed by the laws of the State of California.

     F. Waiver. No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default or any covenant, term or condition unless otherwise expressly agreed to in writing by Landlord.

     G. Interest on Past Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest from the date due at the highest rate then permitted under California law.
Payment on such interest shall not excuse or cure any default by Tenant under this Lease.

     H. Notices. All notices or demands of any kind required or desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered upon personal delivery or forty-eight (48) hours after depositing the notice or demand in the United States mail, certified, or registered postage prepaid, addressed to Landlord or Tenant at the respective addresses set forth as follows:

     To LANDLORD:

     TRANSCO SYNDICATE #1 LTD.
     an Illinois corporation
     P.O. Box 350
     2029 Village Lane
     Solvang, CA 93463

     To TENANT:

     CHANNEL ISLANDS YMCA
     a not-for-profit corporation
     Attn: Chief Financial Officer
     36 Hitchcock Way
     Santa Barbara, CA 93105

     I. Corporate Authority - Warranty. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents or warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant sha1l, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Lease. Tenant shall execute any warranty of lease that is requested/required by Landlord.

     J. Contaminants. Tenant warrants that it shall not make any use of the Premises which may cause contamination of the soil, sub-soil or ground water. Tenant shall not keep, or cause to be kept in, on or around the Premises any substance controlled by any government or quasi-governmental regulatory agency unless Tenant stores and handles said substance in strict compliance with any and all applicable laws, rules and regulations. Tenant will remove said substances in the legally prescribed manner when Tenant's occupancy is terminated. Tenant shall not do, bring or keep anything in, on or around the Premises which will cause a cancellation of any insurance covering the Premises.

     K. Execution and Delivery of Lease. Tenant's signature on this Lease constitutes an offer which shall not be deemed accepted by Landlord until Landlord has executed this Lease and delivered an executed copy to Tenant.

     L. General Interpretation. The terms of this Lease have been negotiated by the parties hereto and the language used in this Lease shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Lease shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument of any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the Lease. No rule of strict construction will be applied against any person.

     M. Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon Tenant's payment of rent and other monetary sums due under this Lease and performance of its covenants and conditions under this Lease, Tenant shall and may peacefully and quietly have, hold and enjoy the Premises for the Lease Term, subject however to the terms of this Lease. Landlord represents that, as of the execution of this Lease, there are no ground leases, mortgages or deeds of trust or other liens against the subject real property of Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease with the respective dates shown below:


        LANDLORD:                              TENANT:

        TRANSCO SYNDICATE #1 LTD.              CHANNEL ISLANDS YMCA
        an Illinois corporation                a not-for-profit corporation

        By:  [SIG]                             By: William G. Campbell
           ------------------------               -------------------------
                                                   William G. Campbell

        Title: Secretary/General Counsel       Title:  Vice President

        Dated: Sept. 11, 1996                  Dated: Sept. 19, 1996




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